                                                                 EXHIBIT 10.4*




                                  SECURITY AGREEMENT dated as of June 30, 1999,
                among KNOWLES ELECTRONICS, INC., a Delaware corporation (the "Parent Borrower"), each subsidiary of the Borrower listed on
                Schedule I hereto (each such subsidiary individually a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors"; the Subsidiary Guarantors and the Parent Borrower are referred to collectively herein as the "Grantors") and THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as administrative agent (in such capacity, the "Administrative Agent") for the Secured Parties (as defined herein).

         Reference is made to (a) the Credit Agreement dated as of June 28, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Parent Borrower, the lenders from time to time party thereto (the "Lenders"), Chase, as Administrative Agent for the Lenders, Swingline Lender and as issuing bank (in such capacity, the "Issuing Bank") and Morgan Stanley Senior Funding, Inc., as Syndication Agent, (b) the Parent Guarantee Agreement dated as of June 30, 1999 (as amended, supplemented or otherwise modified from time to time, the "Parent Guarantee Agreement"), between the Parent Borrower and the Administrative Agent and (c) the Subsidiary Guarantee Agreement dated as of June 30, 1999 (as amended, supplemented or otherwise modified from time to time, the "Subsidiary Guarantee Agreement"; and, collectively with the Parent Guarantee Agreement, the "Guarantee Agreements"), among the Subsidiary Guarantors and the Administrative Agent.

         The Lenders have agreed to make Loans to the Borrowers, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrowers, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Subsidiary Guarantors has agreed to guarantee, among other things, all the obligations of each Borrower under the Credit Agreement. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned upon, among other things, the execution and delivery by the Grantors of an agreement in the form hereof to secure (a) the due and punctual payment by each Borrower of (i) the principal of and premium, if any, and

* Confidential Information in this Exhibit 10.4 has been omitted and filed separately with the Securities and Exchange Commission.
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interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans made to such Borrower, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by such Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of such Borrower to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of each Borrower under or pursuant to the Credit Agreement and the other Loan Documents, (c) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each other Loan Party under or pursuant to this Agreement and the other Loan Documents and (d) the due and punctual payment and performance of all obligations of each Borrower and any Loan Party under each Hedging Agreement entered into with any counterparty that was a Lender (or an Affiliate of a Lender) at the time such Hedging Agreement was entered into (all the monetary and other obligations described in the preceding clauses (a) through (d) being collectively called the "Obligations").
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         Accordingly, the Grantors and the Administrative Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:


                                   ARTICLE I

                                  Definitions

         SECTION 1.01. Definition of Terms Used Herein. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement and all references to the Uniform Commercial Code shall mean the Uniform Commercial Code in effect in the State of New York as of the date hereof.

         SECTION 1.02. Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

         "Account Debtor" shall mean any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

         "Accounts" shall mean any and all right, title and interest of any Grantor to payment for goods and services sold or leased, including any such right evidenced by chattel paper, whether due or to become due, whether or not it has been earned by performance, and whether now or hereafter acquired or arising in the future, including Accounts Receivable from Affiliates of the Grantors.

         "Accounts Receivable" shall mean all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

         "Collateral" shall mean all (a) Accounts Receivable, (b) Documents,
(c) Equipment, (d) General Intangibles, (e) Inventory, (f) cash and cash accounts (including the
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Notice Deposit Accounts and the Collection Deposit Accounts), (g) Investment
Property and (h) Proceeds.

         "Collection Deposit Account" shall mean a lockbox account of a Grantor maintained for the benefit of the Secured Parties with the Administrative Agent or with a Sub-Agent pursuant to a Lockbox and Depository Agreement.

         "Commodity Account" shall mean an account maintained by a Commodity Intermediary in which a Commodity Contract is carried out for a Commodity Customer.

         "Commodity Contract" shall mean a commodity futures contract, an option on a commodity futures contract, a commodity option or any other contract that, in each case, is (a) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the Federal commodities laws or (b) traded on a foreign commodity board of trade, exchange or market, and is carried on the books of a Commodity Intermediary for a Commodity Customer.

         "Commodity Customer" shall mean a Person for whom a Commodity Intermediary carries a Commodity Contract on its books.

         "Commodity Intermediary" shall mean (a) a Person who is registered as a futures commission merchant under the Federal commodities laws or (b) a Person who in the ordinary course of its business provides clearance or settlement services for a board of trade that has been designated as a contract market pursuant to Federal commodities laws.

         "Copyright License" shall mean any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or which such Grantor otherwise has the right to license, or granting any right to such Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

         "Copyrights" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee
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or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule II.

         "Credit Agreement" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

         "Documents" shall mean all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral.

         "Entitlement Holder" shall mean a Person identified in the records of a Securities Intermediary as the Person having a Security Entitlement against the Securities Intermediary. If a Person acquires a Security Entitlement by virtue of Section 8-501(b)(2) or (3) of the Uniform Commercial Code, such Person is the Entitlement Holder.

         "Equipment" shall mean all equipment, furniture and furnishings, and all tangible personal property similar to any of the foregoing, including tools, parts and supplies of every kind and description, and all improvements, accessions or appurtenances thereto, that are now or hereafter owned by any Grantor. The term Equipment shall include Fixtures.

         "Financial Asset" shall mean (a) a Security, (b) an obligation of a Person or a share, participation or other interest in a Person or in property or an enterprise of a Person, which is, or is of a type, dealt with in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment or (c) any property that is held by a Securities Intermediary for another Person in a Securities Account if the Securities Intermediary has expressly agreed with the other Person that the property is to be treated as a Financial Asset under Article 8 of the Uniform Commercial Code. As the context requires, the term Financial Asset shall mean either the interest itself or the means by which a Person's claim to it is evidenced, including a certificated or uncertificated Security, a certificate representing a Security or a Security Entitlement.
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         "Fixtures" shall mean all items of Equipment, whether now owned or hereafter acquired, of any Grantor that become so related to particular real estate that an interest in them arises under any real estate law applicable thereto.

         "General Intangibles" shall mean all choses in action and causes of action and all other assignable intangible personal property of any Grantor of every kind and nature (other than Accounts Receivable) now owned or hereafter acquired by any Grantor, including all rights and interests in partnerships, limited partnerships, limited liability companies and other unincorporated entities, corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Hedging Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts Receivable (other than any item of the foregoing which by its terms automatically terminates or is terminable by any Person other than such Grantor or its Affiliates upon assignment or grant of a security interest by such Grantor).

         "Intellectual Property" shall mean all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

         "Inventory" shall mean all goods of any Grantor, whether now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished by any Grantor under contracts of service, or consumed in any Grantor's business, including raw materials, intermediates, work in process, packaging materials, finished goods, semi-finished inventory, scrap inventory, manufacturing supplies and spare parts, and all such goods that have been returned to or repossessed by or on behalf of any Grantor.
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         "Investment Property" shall mean all Securities (whether certificated or uncertificated), Security Entitlements, Securities Accounts, Commodity Contracts and Commodity Accounts of any Grantor, whether now owned or hereafter acquired by any Grantor.

         "License" shall mean any Patent License, Trademark License, Copyright License or other license or sublicense to which any Grantor is a party, including those listed on Schedule III (other than those license agreements in existence on the date hereof and listed on Schedule III and those license agreements entered into after the date hereof, which by their terms prohibit, or become terminable by any Person other than such Grantor or its Affiliates upon, assignment or a grant of a security interest by such Grantor as licensee thereunder).

         "Lockbox and Depository Agreement" shall mean a Lockbox and Depository Agreement substantially in the form of Annex 1 hereto among the Parent Borrower, the Administrative Agent and a Sub-Agent.

 "Lockbox System" shall have the meaning assigned to such term in Section 5.01.

         "Obligations" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

         "Notice Deposit Account" shall have the meaning assigned to such term in Section 4.13.

         "Patent License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

         "Patents" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or any other country, all registrations and
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                                                                               8





recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule IV, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

         "Perfection Certificate" shall mean a certificate substantially in the form of Annex 2 hereto, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer and the chief legal officer of the Parent Borrower.

         "Proceeds" shall mean any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other Person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral, and shall include (a) all cash and negotiable instruments received by or held on behalf of the Administrative Agent pursuant to the Lockbox System,
(b) any claim of any Grantor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement of any Patent now or hereafter owned by any Grantor, or licensed under a Patent License, (ii) past, present or future infringement or dilution of any Trademark now or hereafter owned by any Grantor or licensed under a Trademark License or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned by any Grantor, (iii) past, present or future breach of any License and (iv) past, present or future infringement of any Copyright now or hereafter owned by any Grantor or licensed under a Copyright License and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

         "Quarterly Update" shall have the meaning set forth in Section 4.03.
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         "Secured Parties" shall mean (a) the Lenders, (b) the Administrative
Agent, (c) the Issuing Bank, (d) each counterparty to a Hedging Agreement entered into with any Borrower or other Loan Party if such counterparty was a Lender (or an Affiliate of a Lender) at the time the Hedging Agreement was entered into, (e) the beneficiaries of each indemnification obligation undertaken by any Grantor under any Loan Document and (f) the successors and assigns of each of the foregoing.

         "Securities" shall mean any obligations of an issuer or any shares, participations or other interests in an issuer or in property or an enterprise of an issuer which (a) are represented by a certificate representing a security in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer, (b) are one of a class or series or by its terms is divisible into a class or series of shares, participations, interests or obligations and (c)(i) are, or are of a type, dealt with or trade on securities exchanges or securities markets or (ii) are a medium for investment and by their terms expressly provide that they are a security governed by Article 8 of the Uniform Commercial Code.

         "Securities Account" shall mean an account to which a Financial Asset is or may be credited in accordance with an agreement under which the Person maintaining the account undertakes to treat the Person for whom the account is maintained as entitled to exercise rights that comprise the Financial Asset.

         "Security Entitlements" shall mean the rights and property interests of an Entitlement Holder with respect to a Financial Asset.

         "Security Interest" shall have the meaning assigned to such term in
Section 2.01.

         "Securities Intermediary" shall mean (a) a clearing corporation or (b) a Person, including a bank or broker, that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity.
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         "Sub-Agent" shall mean a financial institution which shall have delivered to the Administrative Agent an executed Lockbox and Depository Agreement.

         "Trademark License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

         "Trademarks" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith (excluding intent-to-use applications), including registrations and registration applications in the United States Patent and Trademark Office, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule V,
(b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

         SECTION 1.03. Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.
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                                   ARTICLE II

                               Security Interest

         SECTION 2.01. Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Administrative Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Administrative Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in, all of such Grantor's right, title and interest in, to and under the Collateral (the "Security Interest"). Without limiting the foregoing, the Administrative Agent is hereby authorized to file one or more financing statements (including fixture filings), continuation statements, filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Administrative Agent as secured party.

         SECTION 2.02. No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.
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                                  ARTICLE III

                         Representations and Warranties

         The Grantors jointly and severally represent and warrant to the Administrative Agent and the Secured Parties that:

         SECTION 3.01. Title and Authority. Each Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Administrative Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval which has been obtained.

         SECTION 3.02. Filings. (a) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete. Fully executed Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Administrative Agent for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate, which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Administrative Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.
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         (b) Each Grantor represents and warrants that fully executed security agreements in the form hereof and containing a description of all Collateral consisting of Intellectual Property with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights have been delivered to the Administrative Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. Section 261, 15 U.S.C. Section 1060 or 17 U.S.C. Section 205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Administrative Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, or in any other necessary jurisdiction, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

         SECTION 3.03. Validity of Security Interest. The Security Interest constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations, (b) subject to the filings described in Section 3.02 above, a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (c) a security interest that shall be perfected in all Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Liens
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expressly permitted to be prior to the Security Interest pursuant to Section
6.02 of the Credit Agreement.

         SECTION 3.04. Absence of Other Liens. The Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement. The Grantor has not filed or consented to the filing of (a) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral, (b) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (c) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement.
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                                   ARTICLE IV

                                   Covenants

         SECTION 4.01. Change of Name; Location of Collateral; Records; Place of Business. (a) Each Grantor agrees promptly to notify the Administrative Agent in writing of any change (i) in its corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (iii) in its identity or corporate structure or (iv) in its Federal Taxpayer Identification Number. Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral. Each Grantor agrees promptly to notify the Administrative Agent if any material portion of the Collateral owned or held by such Grantor is damaged or destroyed.

         (b) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include accounting records sufficient to enable the preparation of financial statements in accordance with GAAP indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Administrative Agent may reasonably request, promptly to prepare and deliver to the Administrative Agent a duly certified schedule or schedules in form and detail satisfactory to the Administrative Agent showing the identity, amount and location of any and all Collateral.


         SECTION 4.02. Protection of Security. Each Grantor shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all
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Persons and to defend the Security Interest of the Administrative Agent in the
Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.02 of the Credit Agreement.

         SECTION 4.03. Further Assurances. Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Administrative Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent.

         Without limiting the generality of the foregoing, each Grantor agrees to supplement this Agreement by supplementing Schedules II, III, IV and V hereto or adding additional schedules hereto to specifically identify any asset or item that constitutes Copyrights, Licenses, Patents or Trademarks within 10 days after the expiration of each fiscal quarter of the Parent Borrower (a "Quarterly Update"). Each Grantor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and warranties made by such Grantor hereunder shall be true and correct with respect to such Collateral included in any Quarterly Update within 10 days after the date of delivery of such Quarterly Update. Upon the delivery of each Quarterly Update, each Grantor acknowledges that the Administrative Agent may within 10 days of the delivery of such Quarterly Update, with the consent of the relevant Grantor (such consent not to be unreasonably withheld), supplement Schedules II, III, IV and V hereto or add additional schedules hereto to specifically identify any asset or item that constitutes Copyrights, Licenses, Patents or Trademarks. Each Grantor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and
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warranties made by such Grantor hereunder shall be true and correct with respect to such Collateral within 30 days after the date of delivery by the Administrative Agent of any such supplement specifically identifying such Collateral.

         SECTION 4.04. Inspection and Verification. The Administrative Agent and such Persons as the Administrative Agent may reasonably designate shall have the right (provided that such right will not be exercised in a manner that could reasonably be expected to impair, harm or invalidate any trade secrets or similar items of Intellectual Property), upon reasonable prior notice, at the Grantors' own cost and expense, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Grantors' affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures, in accordance with
Section 5.13 of the Credit Agreement, the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including if a Default shall have occurred and shall be continuing, in the case of Accounts or Collateral in the possession of any third Person, by contacting Account Debtors or the third Person possessing such Collateral for the purpose of making such a verification. The Administrative Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party (it being understood that any such information shall be deemed to be "Information" subject to the provisions of
Section 9.12 of the Credit Agreement and that each Secured Party shall be bound by the confidentiality obligations of Section 9.12 of the Credit Agreement). Notwithstanding the foregoing, unless a Default shall have occurred and shall be continuing, the Grantors will not have any obligation to permit any visit or inspection in any fiscal year of the Parent Borrower by the Administrative Agent or Persons designated by the Administrative Agent if two visits or inspections in such fiscal year have been previously conducted by the Administrative Agent or Persons designated by the Administrative Agent.

         SECTION 4.05. Taxes; Encumbrances. At its option, the Administrative Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted pursuant to Section 5.05 or Section 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Administrative Agent on demand for any payment made or any expense incurred by the Administrative Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.05 shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Administrative Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

         SECTION 4.06. Assignment of Security Interest. If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Administrative Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

         SECTION 4.07. Continuing Obligations of the Grantors. Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Administrative Agent and the Secured Parties from and against any and all liability for such performance.

         SECTION 4.08. Use and Disposition of Collateral. None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral, except as expressly permitted by Section 6.02 of the Credit Agreement, provided that the foregoing shall not be deemed to prohibit any license of Intellectual Property granted by a Grantor to third parties in the ordinary course of business. None of the Grantors shall make or permit to be made any transfer of the Collateral and each Grantor shall remain at all times in possession of the Collateral owned by it, except that (a) Inventory may be sold in the ordinary course of business and (b) unless and until the Administrative Agent shall notify the Grantors that an Event of Default shall have occurred and be continuing and that during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Collateral (which notice may be given by telephone if promptly confirmed in writing), the Grantors may use, transfer and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement (including, without limitation, Section 6.05 of the Credit Agreement) or any other Loan Document. Without limiting the generality of the foregoing, each Grantor agrees that it shall not permit any Inventory to be in the possession or control of any warehouseman, bailee, agent or processor at any time unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and shall have agreed in writing to hold the Inventory subject to the Security Interest and the instructions of the Administrative Agent and to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise.

         SECTION 4.09. Limitation on Modification of Accounts. None of the Grantors will, without the Administrative Agent's prior written consent, grant any extension of the time of payment of any of the Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged.

         SECTION 4.10. Insurance. The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with Section 5.07 of the Credit Agreement. Each Grantor irrevocably makes, constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent) as such Grantor's true and lawful agent (and attorney-in- fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Administrative Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Administrative Agent deems advisable. All sums disbursed by the Administrative Agent in connection with this Section 4.10, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Administrative Agent and shall be additional Obligations secured hereby.

         SECTION 4.11. Legend. Each Grantor shall legend, in form and manner satisfactory to the Administrative Agent, its Accounts Receivable and its books, records and documents evidencing or pertaining thereto with an appropriate reference to the fact that such Accounts Receivable have been assigned to the Administrative Agent for the benefit of the Secured Parties and that the Administrative Agent has a security interest therein.

         SECTION 4.12. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) To the extent commercially reasonable, each Grantor agrees that it will use reasonable efforts not to, and will use reasonable efforts not to permit any of its licensees to, do any act, or omit to do any act, whereby any Patent of such Grantor's business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

         (b) To the extent commercially reasonable, each Grantor (either itself or through its licensees or its sublicensees) will use reasonable efforts, for each Trademark, (i) to maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) to maintain the quality of products and services offered under such Trademark, (iii) to display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not to knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

         (c) To the extent commercially reasonable, each Grantor (either itself or through licensees) will use reasonable efforts, for each work covered by a Copyright, to continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

         (d) Each Grantor shall notify the Administrative Agent promptly if it knows that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

         (e) If any Grantor, either itself or through any agent, employee, licensee or designee, files an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, such Grantor shall give notice of any such action to the Administrative Agent on or prior to the date that is 10 days after the last day of the calendar month in which such action is taken. Upon request of the Administrative Agent, such Grantor shall execute and deliver any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent's security interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Administrative Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

         (f) To the extent commercially reasonable, each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancelation proceedings against third parties.

         (g) In the event that any Grantor has reason to believe that any Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor's business has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Administrative Agent and shall, if commercially reasonable, sue, within a commercially reasonable time period, for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

         (h) Upon and during the continuance of an Event of Default, each Grantor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of such Grantor's right, title and interest thereunder to the Administrative Agent or its designee.

          SECTION 4.13 Certain Deposit Accounts. With respect to any deposit account located in California, Hawaii, Idaho, Illinois, or Indiana or any other state in which on the date hereof or hereafter a security interest in a deposit account may be perfected by notifying the bank maintaining such deposit account of a secured party's security interest in such deposit account (each, individually, a "Notice Deposit Account"), the Grantors shall provide to each bank maintaining such a Notice Deposit Account the notice necessary under the laws of the applicable state to perfect the Security Interest in such deposit account.


                                   ARTICLE V

                                  Collections

         SECTION 5.01. Lockbox System. (a) The Grantors will establish in the name of the Administrative Agent, and subject to the control of the Administrative Agent pursuant to the Lockbox and Depository Agreements, for the ratable benefit of the Administrative Agent and the other Secured Parties, a system of lockboxes and related Collection Deposit Accounts (the "Lockbox System") with one or more financial institutions that are reasonably satisfactory to the Administrative Agent into which the Proceeds of Accounts Receivable and Inventory shall be deposited.

         (b) Effective upon notice to the Grantors from the Administrative Agent after the occurrence and during the continuance of an Event of Default (which notice may be given by telephone if promptly confirmed in writing), the Collection Deposit Accounts will after notice to the applicable Sub-Agent, without any further action on the part of any Grantor, the Administrative Agent or any Sub-Agent, convert into a closed lockbox account under the exclusive dominion and control of the Administrative Agent in which funds are held subject to the rights of the Administrative Agent hereunder. Each Grantor irrevocably authorizes the Administrative Agent to notify each Sub-Agent (i) of the occurrence of an Event of Default and (ii) of the matters referred to in this paragraph (b).

         SECTION 5.02. Collections. (a) Each Grantor agrees (i) to notify and direct promptly each Account Debtor and every other Person obligated to make payments on Accounts Receivable or in respect of any Inventory to make all such payments directly to the Lockbox System established in accordance with Section 5.01, (ii) to use all reasonable efforts to cause each Account Debtor and every other Person identified in clause (i) above to make all payments with respect to Accounts Receivable and Inventory directly to such Lockbox System and (iii) promptly to deposit all payments received by it on account of Accounts Receivable and Inventory, whether in the form of cash, checks, notes, drafts, bills of exchange, money orders or otherwise, in the Lockbox System in precisely the form in which received (but with any endorsements of such Grantor necessary for deposit or collection), and until they are so deposited such payments shall be held in trust by such Grantor for and as the property of the Administrative Agent.

         (b) Without the prior written consent of the Administrative Agent, no Grantor shall, in a manner adverse to the Lenders, change the general instructions given to Account Debtors in respect of payment on Accounts to be deposited in the Lockbox System. Until the Administrative Agent shall have advised the Grantors to the contrary, each Grantor shall, and the Administrative Agent hereby authorizes each Grantor to, enforce and collect all amounts owing on the Inventory and Accounts Receivable, for the benefit and on behalf of the Administrative Agent and the other Secured Parties; provided, however, that such privilege may at the option of the Administrative Agent be terminated upon the occurrence and during the continuance of any Event of Default.

         SECTION 5.03. Power of Attorney. Each Grantor irrevocably makes, constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent) as such Grantor's true and lawful agent and attorney-in-fact, and in such capacity the Administrative Agent shall have the right, with power of substitution for each Grantor and in each Grantor's name or otherwise, for the use and benefit of the Administrative Agent and the Secured Parties, upon the occurrence and during the continuance of an Event of Default (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Administrative Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Administrative Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Administrative Agent or any Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Administrative Agent or any Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Administrative Agent or any Secured Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Grantor or to any claim or action against the Administrative Agent or any Secured Party. It is understood and agreed that the appointment of the Administrative Agent as the agent and attorney-in-fact of the Grantors for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section shall in no event relieve any Grantor of any of its obligations hereunder or under any other Loan Document with respect to the Collateral or any part thereof or impose any obligation on the Administrative Agent or any Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Administrative Agent or any Secured Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under any other Loan Document, by law or otherwise.

                                   ARTICLE VI

                                    Remedies

         SECTION 6.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Administrative Agent on demand, and it is agreed that the Administrative Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Administrative Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Administrative Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Administrative Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate. The Administrative Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

         The Administrative Agent shall give the Grantors 10 days' written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Administrative Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Administrative Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

         SECTION 6.02. Application of Proceeds. The Administrative Agent shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

                 FIRST, to the payment of all costs and expenses incurred by the Administrative Agent or the Administrative Agent (in its capacity as such hereunder or under any other Loan Document) in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

                 SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

                 THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.

         SECTION 6.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Administrative Agent to exercise rights and remedies under this Article at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Administrative Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. Such license shall include customary terms and conditions (as reasonably determined by the Administrative Agent) with respect to the maintaining and monitoring of the quality of goods and services advertised, marketed, made or sold using, incorporating or in connection with such Intellectual Property. The use of such license by the Administrative Agent shall be exercised, at the option of the Administrative Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sub-license or other transaction entered into by the Administrative Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.


                                  ARTICLE VII

                                 Miscellaneous

         SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Guarantor shall be given to it at its address or telecopy number set forth on Schedule I, with a copy to the Parent Borrower.

         SECTION 7.02. Security Interest Absolute. All rights of the Administrative Agent hereunder, the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

         SECTION 7.03. Survival of Agreement. All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the making by the Lenders of the Loans, and the execution and delivery to the Lenders of any notes evidencing such Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

         SECTION 7.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Grantor and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of such Grantor, the Administrative Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

         SECTION 7.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

         SECTION 7.06. Administrative Agent's Fees and Expenses; Indemnification. (a) Each Grantor jointly and severally agrees to pay upon demand to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Administrative Agent may incur in connection with (i) the administration of this Agreement (including the customary fees and charges of the Administrative Agent for any audits conducted by it or on its behalf with respect to the Accounts Receivable or Inventory),
(ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the

Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Administrative Agent hereunder or (iv) the failure of any Grantor to perform or observe any of the provisions hereof.

         (b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor jointly and severally agrees to indemnify the Administrative Agent and the other Indemnitees against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

         (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any Lender. All amounts due under this Section 7.06 shall be payable on written demand therefor.

         SECTION 7.07. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. NOTWITHSTANDING THE FOREGOING, ALL PROVISIONS OF THIS AGREEMENT RELATING TO THE VALIDITY, CREATION AND PERFECTION OF THE SECURITY INTEREST IN ANY NOTICE DEPOSIT ACCOUNTS SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE IN WHICH SUCH NOTICE DEPOSIT ACCOUNT IS LOCATED WITHOUT REGARD TO CONFLICTS OF LAWS

PRINCIPLES TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

         SECTION 7.08. Waivers; Amendment. (a) No failure or delay of the Administrative Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent hereunder and of the Administrative Agent, the Issuing Bank, the Administrative Agent and the Lenders under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

         (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, with the prior written consent of the Required Lenders (and such other consent as may be required by Section 9.02 of the Credit Agreement).

         SECTION 7.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER

THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.09.

         SECTION 7.10. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 7.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract (subject to Section 7.04), and shall become effective as provided in Section 7.04. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

         SECTION 7.12. Headings. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

         SECTION 7.13. Jurisdiction; Consent to Service of Process. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Grantor or its properties in the courts of any jurisdiction.

         (b) Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement will affected the right of any party to this Agreement to serve process in any other manner permitted by law.

         SECTION 7.14. Termination. (a) This Agreement and the Security Interest shall terminate when all the Obligations (other than any right to indemnification of any Secured Party with respect to any matter in respect of which no claim has been asserted and is outstanding) have been indefeasibly paid in full, the Lenders have no further commitment to lend, each LC Exposure has been reduced to zero and the Issuing Bank has no further commitment to issue Letters of Credit under the Credit Agreement, at which time the Administrative Agent shall execute and deliver to the Grantors, at the Grantors' expense, all Uniform Commercial Code termination statements and similar documents which the Grantors shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 7.14 shall be without recourse to or warranty by the Administrative Agent. A Subsidiary Guarantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Subsidiary Guarantor shall be automatically released in the event that all the capital stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of to a Person that is not an Affiliate of the Parent Borrower in accordance with the terms of the Credit Agreement; provided that the Required Lenders shall have consented to such sale, transfer or other disposition (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

         (b) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement to any Person that is not a Grantor, or, upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.02(b) of the Credit Agreement, the security interest in such Collateral shall be automatically released.

         (c) In connection with any termination or release pursuant to paragraph (a) or (b), the Administrative Agent shall execute and deliver to any Grantor, at such Grantor's expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 7.14 shall be without recourse to or warranty by the Administrative Agent.

         SECTION 7.15. Additional Grantors. Upon execution and delivery by the Administrative Agent and a Subsidiary of an instrument in the form of Annex 3 hereto, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.



                                   KNOWLES ELECTRONICS, INC,

                                      by /s/ REG GARRATT
                                        -------------------------------

                                        Name:  Reg Garratt
                                        Title: CHM/CEO



                                   EACH OF THE SUBSIDIARY
                                   GUARANTORS LISTED ON
                                   SCHEDULE I HERETO,

                                      by /s/ REG GARRATT
                                        -------------------------------

                                        Name:  Reg Garratt
                                        Title: Authorized Officer



                                   THE CHASE MANHATTAN BANK, as
                                   Administrative Agent,

                                      by /s/ DEBORAH DAVEY
                                        -------------------------------

                                        Name:  Deborah Davey
                                        Title: Vice President

                                                              SCHEDULE I TO THE
                                                              SECURITY AGREEMENT

                             SUBSIDIARY GUARANTORS

--------------------------------------------------------------------------------
              GUARANTOR                             ADDRESS
              ---------                             -------
--------------------------------------------------------------------------------
Knowles Intermediate Holding, Inc.             1151 Maplewood Drive
                                               Itasca, IL 60143
--------------------------------------------------------------------------------
Emkay Innovative Products, Inc.                1151 Maplewood Drive
                                               Itasca, IL 60143
--------------------------------------------------------------------------------
Knowles Manufacturing Ltd.                     1151 Maplewood Drive
                                               Itasca, IL 60143
--------------------------------------------------------------------------------
Synchro-Start Products, Inc.                   6250 West Howard Street
                                               Niles, IL 60714
--------------------------------------------------------------------------------

                                  SCHEDULE II

                                   COPYRIGHTS

Synchro-Start Products, Inc. (1 listing)

                                  SCHEDULE II

                          SYNCHRO-START PRODUCTS, INC.

                            COPYRIGHT REGISTRATIONS

----------------------------------------------------------
COUNTRY                ITEM                 REG. NO.
----------------------------------------------------------
U.S.                 Catalog No. 7           A7328
----------------------------------------------------------

                                  SCHEDULE III

                                    LICENSES

License Agreement, dated 08/03/87. Between Synchro-Start Products, Inc. and Melroe Company.

Agreement, dated 05/04/88. Between Knowles Electronics, Inc., as successor to Industrial Research Products, Inc., and Etymotic Research, Inc.

Agreement, dated 05/29/90. Between Knowles Electronics, Inc., as successor to Industrial Research Products, Inc., and Etymotic Research, Inc.

License, dated 07/08/92. Between Knowles Electronics, Inc. and Siemens Audiological Technik, Erlangen.

Non-Exclusive Patent License Agreement, dated 01/15/93, amended 02/16/93. Between Synchro-Start Products, Inc. and Trombetta Corporation.

Licensing Agreement, dated 06/04/93. Between Gas Research Institute and Synchro-Start Products, Inc., successor to DAI Technologies, Inc.

License Agreement, dated 11/01/93. Between Claritas, Inc. and Knowles Electronics, Inc.

Cross License Agreement, dated 04/06/94. Between Knowles Electronics, Inc. and BML Limited Partnership.

License Agreement, dated 04/15/97. Between Phonic Ear and Knowles Electronics, Inc.

Settlement Release and License Agreement, dated 07/07/97. Between Knowles Electronics, Inc. and Exar Corporation.

Agreement, dated 12/05/97. Between Knowles Electronics, Inc. and Institute of Microelectronics.

Software Development Agreement, dated 01/23/98. Between Knowles Electronics, Inc. and Daystrom Software Ltd.

Joint Technology Support Agreement, dated 06/01/98. Between Knowles Electronics, Inc. and *.

Joint Development Agreement, dated 06/24/98. Between Etymotic Research, Inc. and Ruf North America, a division of Synchro-Start Products, Inc.

*Confidential Information omitted and filed separately with the Securities and Exchange Commission.

Consent to Use Agreement, dated 07/15/98. Between Deltek Systems. Inc. and Knowles Electronics, Inc.

Pegasus Project Research Agreement, dated 01/14/99, and attachments thereto. Between Knowles Electronics, Inc. and Nova Southeastern University

Agreement, dated 12/21/98. Between Knowles Electronics Inc. and Siemens Hearing Instruments, Inc.

Pegasus Project Software Development Agreement. Between Knowles Electronics, Inc. and Daystrom Software Ltd. [Pending]

Agreement, dated 06/30/90. Between Knowles Electronics, Inc. and Knowles Electronics Co.

License Agreement, dated 01/0l/94. Between Knowles Electronics, Inc. and Knowles Electronics (Malaysia) SDN. BHD.

Agreement, dated 06/30/90, amended 11/19/90. Between Knowles Electronics, Inc. and Knowles Electronics Taiwan, Ltd.

License and Support Agreements with Ingres Corporation

IBM Lotus Software License

Ceridian (formerly Control Data Corporation) License Agreements

Novell Netware 5 License Agreement

Internet Services Agreement with KSI-Net56

Network Services Agreement with Infonet

Network Services Agreement with Equant (pending; will replace Infonet)

Microsoft License for Speech Recognition Engine Version 4.OA

Pro E

ISO Expert

Manman System

                                  SCHEDULE IV

                         PATENTS & PATENT APPLICATIONS

Knowles Electronics, Inc. (pp. 2-6)
Knowles IC Group (pp. 7,8)
Synchro-Start Products, Inc. (p.9)

                           KNOWLES ELECTRONICS, INC.

                                 PATENT ASSETS


---------------------------------------------------------------------------------------------------------------
                 APPLN. NO.      FILING DATE
  COUNTRY       (PATENT NO.)     (ISSUE DATE)                               TITLE
---------------------------------------------------------------------------------------------------------------
 Denmark         (167,299)        (10/04/93)          Acoustic Transducer with Improved Electrode Spacing
---------------------------------------------------------------------------------------------------------------
 Switzerland     (676,770)        (2/28/91)           Acoustic Transducer with Improved Electrode Spacing
---------------------------------------------------------------------------------------------------------------
 United         (2,200,013)       (4/11/90)           Acoustic Transducer with Improved Electrode Spacing
 Kingdom
---------------------------------------------------------------------------------------------------------------
 Germany        (3,790,540)       (11/14/91)          Acoustic Transducer with Improved Electrode Spacing
                                                      (related to RE 33,718)
---------------------------------------------------------------------------------------------------------------
 U.S.           (4,807,612)       (2/28/89)           Passive Ear Protector
---------------------------------------------------------------------------------------------------------------
 Denmark          6254/88          11/09/88           Passive Ear Protector
---------------------------------------------------------------------------------------------------------------
 Japan          (1,729,285)       (1/29/93)           Passive Ear Protector
---------------------------------------------------------------------------------------------------------------
 U.S.           (4,450,930)       (5/29/84)           Microphone with Stepped Response
---------------------------------------------------------------------------------------------------------------
 U.S.           (4,272,654)       (6/09/81)           Acoustic Transducer of Improved Construction
---------------------------------------------------------------------------------------------------------------
 U.S.           (4,592,087)       (5/27/86)           Class D Hearing Aid Amplifier
---------------------------------------------------------------------------------------------------------------
 Canada         (1,250,362)       (2/21/89)           Class D Hearing Aid Amplifier
---------------------------------------------------------------------------------------------------------------
 Denmark          2097/86          5/06/86            Class D Hearing Aid Amplifier
---------------------------------------------------------------------------------------------------------------
 Holland         (190,946)        (1/04/94)           Class D Hearing Aid Amplifier
---------------------------------------------------------------------------------------------------------------
 United         (2,188,208)                           Class D Hearing Aid Amplifier
 Kingdom
---------------------------------------------------------------------------------------------------------------
 Japan          (1,759,980)       (5/20/93)           Hearing Aid
---------------------------------------------------------------------------------------------------------------
 U.S.           (4,689,819)       (8/25/87)           Class D Hearing aid Amplifier
---------------------------------------------------------------------------------------------------------------
 U.S.           (4,815,560)       (3/28/89)           Microphone with Frequency Pre-Emphasis
---------------------------------------------------------------------------------------------------------------
 EPO            (0-319-010)       (2/16/94)           Microphone with Frequency Pre-Emphasis
---------------------------------------------------------------------------------------------------------------
 Denmark         (170,128)        (5/29/95)           Microphone with Frequency Pre-Emphasis
---------------------------------------------------------------------------------------------------------------
 Japan          (1,814,726)       (1/18/94)           Microphone with Frequency Pre-Emphasis Channel Plate
---------------------------------------------------------------------------------------------------------------
 U.S.           (4,837,833)       (6/06/89)           Microphone With Frequency Pre-Emphasis Channel Plate
---------------------------------------------------------------------------------------------------------------
 Denmark         (168,724)        (5/24/94)           Microphone with Frequency Pre-Emphasis Channel Plate
---------------------------------------------------------------------------------------------------------------
 Japan          (2,510,714)       (4/16/96)           Microphone with Frequency Pre-Emphasis Channel Plate
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                 APPLN. NO.      FILING DATE
  COUNTRY       (PATENT NO.)     (ISSUE DATE)                               TITLE
---------------------------------------------------------------------------------------------------------------
 U.S.         (RE 33,718)         (10/15/91)          Acoustic Transducer with Improved Electrode Spacing
              (reissued from
              USPN 4,730,283)
---------------------------------------------------------------------------------------------------------------
 U.S.           (5,193,116)       (3/09/93)           Hearing Aid Output Transducer with Self-Contained
                                                      Amplifier
---------------------------------------------------------------------------------------------------------------
 Denmark         180/92            2/13/92            Class D Hearing Aid Amplifier
---------------------------------------------------------------------------------------------------------------
 Germany        (3,645,255)       (6/09/94)           Class D Hearing Aid Amplifier (related to U.S. Patent
                                                      No. 4,689,819)
---------------------------------------------------------------------------------------------------------------
 U.S.           (5,222,050)       (6/22/93)           Water-Resistant Transducer Housing with Hydrophobic Vent
---------------------------------------------------------------------------------------------------------------
 U.S.           (5,408,534)       (4/18/95)           Electret and Microphone Assembly
---------------------------------------------------------------------------------------------------------------
 U.S.           (5,319,717)       (6/07/94)           Hearing Aid Microphone with Modified High-Frequency
                                                      Response
---------------------------------------------------------------------------------------------------------------
 Germany       (DE 3880965T2)     (5/12/93)           Passive Ear Protector (related to U.S. Patent No.
                                                      4,807,612)
---------------------------------------------------------------------------------------------------------------
 France         (0-315-942)       (4/22/93)           Passive Ear Protector
---------------------------------------------------------------------------------------------------------------
 United         (0-315-942)       (5/12/93)           Passive Ear Protector
 Kingdom
---------------------------------------------------------------------------------------------------------------
 Italy          (0-315-942)       (5/12/93)           Passive Ear Protector
---------------------------------------------------------------------------------------------------------------
 Netherlands    (0-315-942)       (7/30/93)           Passive Ear Protector
---------------------------------------------------------------------------------------------------------------
 Germany      (P68910139.2-00)   (10/06/93)           Microphone with Acoustic Frequency Pre-Emphasis
                                                      (related to U.S. Patent No. 4,837,833)
---------------------------------------------------------------------------------------------------------------
 United         (0-326-040)       (10/06/93)          Microphone with Acoustic Frequency Pre-Emphasis
 Kingdom
---------------------------------------------------------------------------------------------------------------
 Switzerland    (0-326-040)       (10/06/93)          Microphone with Acoustic Frequency Pre-Emphasis
---------------------------------------------------------------------------------------------------------------
 Netherlands    (0-326-040)       (10/06/93)          Microphone with Acoustic Frequency Pre-Emphasis
---------------------------------------------------------------------------------------------------------------
 Germany       (DE 38878412)      (6/22/94)           Microphone with Frequency Pre-Emphasis (related to U.S.
                                                      Patent No. 5,025,061)
---------------------------------------------------------------------------------------------------------------
 Netherlands    (0-319-010)       (6/22/94)           Microphone with Frequency Pre-Emphasis
---------------------------------------------------------------------------------------------------------------
 Switzerland    (0-319-010)       (6/22/94)           Microphone with Frequency Pre-Emphasis
---------------------------------------------------------------------------------------------------------------
 United         (0-319-010)       (6/22/94)           Microphone with Frequency Pre-Emphasis
 Kingdom
---------------------------------------------------------------------------------------------------------------
 U.S.           (D 360,691)       (7/25/95)           Design - Hearing Aid Receiver
---------------------------------------------------------------------------------------------------------------
 U.S.           (D 360,948)       (8/01/95)           Design - Hearing Aid Receiver
---------------------------------------------------------------------------------------------------------------
 U.S.           (D 360,949)       (8/01/95)           Design - Hearing Aid Receiver
---------------------------------------------------------------------------------------------------------------
 India          270/Del/94        (3/08/94)           Miniature Acoustic Hearing Aid Module for Emplacement
                                                      Completely Within an Ear Canal
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                 APPLN. NO.      FILING DATE
  COUNTRY       (PATENT NO.)     (ISSUE DATE)                               TITLE
---------------------------------------------------------------------------------------------------------------
 Japan           (D969,496)       (9/02/96)           Design - Hearing Aid Receiver
---------------------------------------------------------------------------------------------------------------
 Japan          (D969,496-1)      (8/02/96)           Design - Hearing Aid Receiver
---------------------------------------------------------------------------------------------------------------
 Japan           (969,497)        (9/02/96)           Design - Hearing Aid Receiver (Slant View, Figure 1)
---------------------------------------------------------------------------------------------------------------
 U.S.           (5,548,658)       (8/20/96)           Acoustic Transducer
---------------------------------------------------------------------------------------------------------------
 Japan           5-515669          9/05/94            Electret Microphone Assembly and Method of Manufacture
---------------------------------------------------------------------------------------------------------------
 India          1493/Del/94       11/22/94            Acoustic Module for a Hearing Aid
---------------------------------------------------------------------------------------------------------------
 India          1492/Del/94       11/22/94            Acoustic Transducer
---------------------------------------------------------------------------------------------------------------
 U.S.           (5,692,060)      (11/25/97)           Unidirectional Microphone
---------------------------------------------------------------------------------------------------------------
 Japan           6-502312          2/16/93            Water-Resistant Receiver with Hydrophobic Vent
---------------------------------------------------------------------------------------------------------------
 Japan           5-519673          9/14/93            Hearing Aid Microphone with Modified High-Frequency
                                                      Response
---------------------------------------------------------------------------------------------------------------
 Australia      (677,599)         (5/01/97)           Microphone with Modified High-Frequency Response
---------------------------------------------------------------------------------------------------------------
 Japan          7-508283           8/31/94            Receiver for a Hearing Aid
---------------------------------------------------------------------------------------------------------------
 United        (0-664-942)        (2/05/97)           Hearing Aid Microphone with Modified High-Frequency
 Kingdom                                              Response
---------------------------------------------------------------------------------------------------------------
 Germany      (69308027.2-08)     (2/05/97)           Hearing Aid Microphone with Modified High-Frequency
                                                      Response (related to U.S. Patent No. 5,319,717)
---------------------------------------------------------------------------------------------------------------
 Denmark       (0-664-942)        (2/05/97)           Hearing Aid Microphone with Modified High-Frequency
                                                      Response
---------------------------------------------------------------------------------------------------------------
 Netherlands   (0-664-942)        (2/05/97)           Hearing Aid Microphone with Modified High-Frequency
                                                      Response
---------------------------------------------------------------------------------------------------------------
 United        (0-646-307)        (9/04/96)           Water-Resistant Receiver with Hydrophobic Vent
 Kingdom
---------------------------------------------------------------------------------------------------------------
 U.S.           08/890,075         7/09/97            Shock-Resistant Electroacoustic Transducer
---------------------------------------------------------------------------------------------------------------
 U.S.           08/943,669        10/15/97            Receiver and Method of Construction
---------------------------------------------------------------------------------------------------------------
 PCT          PCT/US98/02347       2/06/98            Microphone with Modified High-Frequency Response
---------------------------------------------------------------------------------------------------------------
 U.S.           29/083,343         2/06/98            Design - Microphone Housing
---------------------------------------------------------------------------------------------------------------
 U.S.           29/083,329         2/06/98            Design - Microphone Housing
---------------------------------------------------------------------------------------------------------------
 U.S.           29/083,333         2/06/98            Design - Microphone Housing
---------------------------------------------------------------------------------------------------------------
 U.S.           60/076,571         3/02/98            Mitigating R.F. Interference in Hearing Aids
---------------------------------------------------------------------------------------------------------------
 U.S.           09/050,508         3/30/98            Miniature Transducer
---------------------------------------------------------------------------------------------------------------
 U.S.           60/080,077         3/31/98            Microphone with Reduced Sensitivity
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                 APPLN. NO.      FILING DATE
  COUNTRY       (PATENT NO.)     (ISSUE DATE)                               TITLE
---------------------------------------------------------------------------------------------------------------
 U.S.            60/081,709        4/14/98            System for Separating a Distinctive Sound
---------------------------------------------------------------------------------------------------------------
 PCT           PCT/US98/14053      7/07/98            Shock-Resistant Electroacoustic Transducer
---------------------------------------------------------------------------------------------------------------
 PCT           PCT/US98/15213      7/23/98            Universal Voice-Operated Command and Control Engine
---------------------------------------------------------------------------------------------------------------
 Taiwan           87112170         7/24/98            Universal Voice-Operated Command and Control Engine
---------------------------------------------------------------------------------------------------------------
 U.S.            60/097,926        8/25/98            A&M for Matching Response of Microphone in Magnitude and
                                                      Phase
---------------------------------------------------------------------------------------------------------------
 Germany        19847379.6        10/14/98            Receiver and Method of Construction (related to U.S.
                                                      Serial No. 08/943,669)
---------------------------------------------------------------------------------------------------------------
 United          9821838.1        10/08/98            Receiver and Method of Construction
 Kingdom
---------------------------------------------------------------------------------------------------------------
 Netherlands      1010320         10/14/98            Receiver and Method of Construction
---------------------------------------------------------------------------------------------------------------
 Denmark        PA 1998/01303     10/14/98            Receiver and Method of Construction
---------------------------------------------------------------------------------------------------------------
 PCT           PCT/US98/25950     12/07/98            Automatic System for Optimizing Hearing Aid Adjustments
---------------------------------------------------------------------------------------------------------------
 U.S.            09/193,012       11/16/98            M&A for Matching Response of Microphone in Magnitude and
                                                      Phase
---------------------------------------------------------------------------------------------------------------
 Germany       (P69504665.9-08)   (9/09/98)           Acoustic Transducer (related to U.S. Patent
                                                      No. 5,548,658)
---------------------------------------------------------------------------------------------------------------
 Denmark          (0-764-387)     (9/09/98)           Acoustic Transducer
---------------------------------------------------------------------------------------------------------------
 United           (0-764-387)     (9/09/98)           Acoustic Transducer
 Kingdom
---------------------------------------------------------------------------------------------------------------
 Netherlands      (0/764-387)     (9/09/98)           Acoustic Transducer
---------------------------------------------------------------------------------------------------------------
 United            9905081.7       3/08/99            Miniature Transducer
 Kingdom
---------------------------------------------------------------------------------------------------------------
 Germany           19914235.1      3/29/99            Miniature Transducer (related to U.S. Serial
                                                      No. 09/050,508)
---------------------------------------------------------------------------------------------------------------
 Denmark         PA-19999-00343    3/11/99            Miniature Transducer
---------------------------------------------------------------------------------------------------------------
 Netherlands        1011639        3/27/99            Miniature Transducer
---------------------------------------------------------------------------------------------------------------
 EPO               99301500.7      5/21/99            Mitigating R.F. Interference in Hearing Aids
---------------------------------------------------------------------------------------------------------------
 U.S.              (5,250,926)    (10/05/93)          Potentiometer With Improved Seal (assigned from
                                                      Wilbrecht)
---------------------------------------------------------------------------------------------------------------
 U.S.              (5,588,064)    (12/24/96)          Hearing Aid Battery Cover Switch (assigned from
                                                      Wilbrecht)
---------------------------------------------------------------------------------------------------------------
 U.S.             Not Assigned     6/07/99            Potentiometer Detent
---------------------------------------------------------------------------------------------------------------
 PCT             PCT/US99/07222    3/31/99            Microphone with Reduced R.F. Sensitivity
---------------------------------------------------------------------------------------------------------------
 U.S.              (4,956,868)    (9/11/90)           Magnetically-Shielded Electromagnetic Acoustic Transducer
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                 APPLN. NO.      FILING DATE
  COUNTRY       (PATENT NO.)     (ISSUE DATE)                               TITLE
---------------------------------------------------------------------------------------------------------------
 Germany         (69021165)       (8/31/95)           Magnetically-Shielded Electromagnetic Acoustic Transducer
                                                      (related to U.S. Patent No. 4,956,868)
---------------------------------------------------------------------------------------------------------------
 Denmark         (0-424-916)      (7/26/95)           Magnetically-Shielded Electromagnetic Acoustic Transducer
---------------------------------------------------------------------------------------------------------------
 United          (0-424-916)      (7/26/95)           Magnetically-Shielded Electromagnetic Acoustic Transducer
 Kingdom
---------------------------------------------------------------------------------------------------------------
 Netherlands     (0-424-916)      (7/26/95)           Magnetically-Shielded Electromagnetic Acoustic Transducer
---------------------------------------------------------------------------------------------------------------
 U.S.            (4,867,267)      (9/19/89)           High LF Sensitivity Hearing Aid Traducer
---------------------------------------------------------------------------------------------------------------
 U.S.            (5,083,095)      (1/21/92)           Impedance Conversion Amplifier With Suppressed Ripple
---------------------------------------------------------------------------------------------------------------
 U.S.            (5,068,901)      (11/26/91)          Electret Assembly for Electroacoustic Transducer
---------------------------------------------------------------------------------------------------------------
 U.S.            (5,335,286)      (8/02/94)           Electret Assembly for Electroacoustic Transducer
---------------------------------------------------------------------------------------------------------------
 Germany         (69300380)       (9/28/95)           Electret Assembly for Electroacoustic Transducer (related
                                                      to U.S. Patent No. 5,335,286)
---------------------------------------------------------------------------------------------------------------
 Switzerland/    (0-556-792)      (8/23/95)           Electret Assembly for Electroacoustic Transducer
 Liechtenstein
---------------------------------------------------------------------------------------------------------------
 Netherlands     (0-556-792)      (8/23/95)           Electret Assembly for Electroacoustic Transducer
---------------------------------------------------------------------------------------------------------------
 United          (0-556-792)      (8/23/95)           Electret Assembly for Electroacoustic Transducer
 Kingdom
---------------------------------------------------------------------------------------------------------------
 U.S.            (5,337,011)      (8/09/94)           Pre-Amplifier for EG Hearing Aid Electret Microphone
---------------------------------------------------------------------------------------------------------------

                                KNOWLES IC GROUP

                                 PATENT ASSETS


---------------------------------------------------------------------------------------------------------------
                 APPLN. NO.      FILING DATE
  COUNTRY       (PATENT NO.)     (ISSUE DATE)                               TITLE
---------------------------------------------------------------------------------------------------------------
 U.S.            07/853,488        3/18/92            Solid State Condenser and Microphone Devices
---------------------------------------------------------------------------------------------------------------
 EPO               561566          3/11/93            Solid State Condenser and Microphone Devices
---------------------------------------------------------------------------------------------------------------
 Australia       (659,290)        (10/03/95)          Solid State Condenser and Microphone Devices
---------------------------------------------------------------------------------------------------------------
 Canada          2,092,627         3/12/93            Solid State Condenser and Microphone Devices
---------------------------------------------------------------------------------------------------------------
 Finland           931183                             Solid State Condenser and Microphone Devices
---------------------------------------------------------------------------------------------------------------
 Japan            58161/93         3/18/93            Solid State Condenser and Microphone Devices
---------------------------------------------------------------------------------------------------------------
 Norway            93.0970         3/17/93            Solid State Condenser and Microphone Devices
---------------------------------------------------------------------------------------------------------------
 U.S.           (5,559,892)       (9/24/96)           MOS Circuit With Dynamically Reduced Voltage as for Use
                                                      in an Output Buffer of a Hearing Aid
---------------------------------------------------------------------------------------------------------------
 U.S.           (5,490,220)       (2/06/96)           Solid State Condenser and Microphone Devices
---------------------------------------------------------------------------------------------------------------
 U.S.           (5,446,413)       (8/29/95)           Impedance circuit for a Miniature Hearing Aid
---------------------------------------------------------------------------------------------------------------
 EPO             95919010.9        1/05/96            Solid State Condenser and Microphone Apparatus
---------------------------------------------------------------------------------------------------------------
 U.S.            08/576,676       12/21/95            Solid State Condenser and Microphone Devices
---------------------------------------------------------------------------------------------------------------
 U.S.           (5,870,482)       (2/09/99)           Miniature Silicon Condenser Microphone
---------------------------------------------------------------------------------------------------------------
 U.S.           (5,740,261)       (4/14/98)           Miniature Silicon Condenser Microphone
---------------------------------------------------------------------------------------------------------------
 EPO             95920492.8        2/08/96            Impedance Circuit for a Miniature Hearing Aid
---------------------------------------------------------------------------------------------------------------
 U.S.           (5,861,779)       (1/09/99)           Impedance Circuit for a Miniature Hearing Aid
---------------------------------------------------------------------------------------------------------------
 PCT          PCT/US98/03144       2/19/98            Miniature Silicon Condenser Microphone
---------------------------------------------------------------------------------------------------------------
 U.S.            60/088,048        6/05/98            Solid-State Receiver
---------------------------------------------------------------------------------------------------------------
 Netherlands     (0-753-239)      (9/02/98)           MOS Circuit With Dynamically Reduced Threshold Voltage
---------------------------------------------------------------------------------------------------------------
 Switzerland     (0-753-239)      (9/02/98)           MOS Circuit With Dynamically Reduced Threshold Voltage
---------------------------------------------------------------------------------------------------------------
 Denmark         (0-753-239)      (9/02/98)           MOS Circuit With Dynamically Reduced Threshold Voltage
---------------------------------------------------------------------------------------------------------------
 U.S.             60/103,415     (10/07/98)           Digital Hearing Aid Microphone
---------------------------------------------------------------------------------------------------------------
 Germany         (69504485)       (9/02/98)           MOS Circuit With Dynamically Reduced Threshold Voltage
                                                      (related to U.S. Patent No. 5,559,892)
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                 APPLN. NO.       FILING DATE
   COUNTRY      (PATENT NO.)     (ISSUE DATE)                               TITLE
--------------------------------------------------------------------------------------------------------------
   United          (0-753-239)    (9/02/98)           MOS Circuit with Dynamically Reduced Threshold Voltage
   Kingdom
--------------------------------------------------------------------------------------------------------------
   EPO             97948325.2      11/20/97           Miniature Silicon Condenser Microphone
--------------------------------------------------------------------------------------------------------------
   EPO             98908587.3      2/19/98            Miniature Silicon Condenser Microphone
--------------------------------------------------------------------------------------------------------------
   Japan          Not Assigned     2/19/98            Miniature Silicon Condenser Microphone
--------------------------------------------------------------------------------------------------------------
   Singapore      Not Assigned     2/19/98            Miniature Silicon Condenser Microphone
--------------------------------------------------------------------------------------------------------------
   PCT           PCT/US99/11761    5/27/99            Solid-State Receiver
--------------------------------------------------------------------------------------------------------------

                          SYNCHRO-START PRODUCTS, INC.

                                 PATENT ASSETS

--------------------------------------------------------------------------------------------------------------
                 APPLN. NO.       FILING DATE
   COUNTRY      (PATENT NO.)     (ISSUE DATE)                               TITLE
--------------------------------------------------------------------------------------------------------------
   U.S.          (5,592,356)       (1/07/97)          Dual Coil Actuator with Timing Circuit
--------------------------------------------------------------------------------------------------------------
   U.S.           (D378,513)       (3/18/97)          Design - Solenoid Assembly
--------------------------------------------------------------------------------------------------------------
   U.S.           08/940,558        9/30/97           Solenoid Assembly
--------------------------------------------------------------------------------------------------------------
   U.S.          (4,407,517)      (10/04/83)          Protective Boot for Solenoid
--------------------------------------------------------------------------------------------------------------
   U.S.          (4,922,873)       (5/08/90)          Electromechanical Run/Stop Actuator for Diesel Engine
--------------------------------------------------------------------------------------------------------------

                                   SCHEDULE V

                     TRADEMARK REGISTRATIONS & APPLICATIONS

Synchro-Start Products, Inc. (pp. 2,3)
Knowles Electronics, Inc. (4-6)

                          SYNCHRO-START PRODUCTS, INC.

                            TRADEMARK REGISTRATIONS

----------------------------------------------------------------------------------------------------------
     COUNTRY                            MARK                             REG. NO.        REGISTERED
----------------------------------------------------------------------------------------------------------
      U.S.         ADAM (Stylized)                                       1,782,546       7/20/93
----------------------------------------------------------------------------------------------------------
      U.S.         APECS                                                 2,096,279       9/16/97
----------------------------------------------------------------------------------------------------------
      U.S.         COIL COMMANDER                                        2,111,637      11/11/97
----------------------------------------------------------------------------------------------------------
      U.S.         MINI-GEN                                              1,121,357       7/3/79
----------------------------------------------------------------------------------------------------------
      U.S.         PRO-LEAN                                              1,781,250       7/13/93
----------------------------------------------------------------------------------------------------------
     Canada        SS (Stylized)                                          140,791        6/11/65
----------------------------------------------------------------------------------------------------------
      U.S.         SYNCHRO-START                                          685,480        9/22/59
----------------------------------------------------------------------------------------------------------
     Canada        SYNCHRO-START (Stylized)                               142,477       10/29/65
----------------------------------------------------------------------------------------------------------
     Benelux       SYNCHRO-START & Design                                 407,385        2/28/85
----------------------------------------------------------------------------------------------------------
     Canada        SYNCHRO-START & Design                                 142,477       10/29/65
----------------------------------------------------------------------------------------------------------
     China         SYNCHRO-START & Design                                 930,483        1/14/97
----------------------------------------------------------------------------------------------------------
     China         SYNCHRO-START & Design                                 934,174        1/21/97
----------------------------------------------------------------------------------------------------------
     Taiwan        SYNCHRO-START & Design                                 341,602       11/16/86
----------------------------------------------------------------------------------------------------------
     Canada        SYNCHRO-START & Design                                 312,726       3/28/86
----------------------------------------------------------------------------------------------------------
     Japan         SYNCHRO-START & Design                                2,705,757      3/31/95
----------------------------------------------------------------------------------------------------------
      U.K.         SYNCHRO-START & Design                                B1237632       3/12/85
----------------------------------------------------------------------------------------------------------
      U.K.         SYNCHRO-START & Design                                B1493510       8/5/94
----------------------------------------------------------------------------------------------------------
    Australia      SYNCHRO-START PRODUCTS & Design                       B442,816
----------------------------------------------------------------------------------------------------------
     Korea         SYNCHRO-START PRODUCTS & Design                        339,146       5/7/96
----------------------------------------------------------------------------------------------------------
     Korea         SYNCHRO-START PRODUCTS & Design                        339,145       5/7/96
----------------------------------------------------------------------------------------------------------
     Canada        SYNCHRO-START PRODUCTS, INC.                           312,726       3/28/86
                   & Design
----------------------------------------------------------------------------------------------------------
     Italy         SYNCHRO-START PRODUCTS, INC.                           452,380      10/13/86
                   & Design
----------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
     COUNTRY                            MARK                          REG. NO.        REGISTERED
---------------------------------------------------------------------------------------------------------
      U.S.        SYNCHRO-START PRODUCTS, INC. & Design                 910,380         3/23/71
---------------------------------------------------------------------------------------------------------
      U.S.        SISONIC                                             2,246,496         5/18/99
---------------------------------------------------------------------------------------------------------
      U.S.        TRANSLATOR                                          1,811,930        12/21/93
---------------------------------------------------------------------------------------------------------

                                                   KNOWLES ELECTRONICS, INC.

                                                    Trademark Registrations

---------------------------------------------------------------------------------------------------------
     COUNTRY                             MARK                           REG. NO.         REGISTERED
---------------------------------------------------------------------------------------------------------
    Australia      DELTEK                                               720,764
---------------------------------------------------------------------------------------------------------
      China        DELTEK                                              1,137,488            12/21/97
---------------------------------------------------------------------------------------------------------
      Korea        DELTEK                                               410,155             7/15/98
---------------------------------------------------------------------------------------------------------
     Taiwan        DELTEK                                               800,755             4/16/98
---------------------------------------------------------------------------------------------------------
    Australia      K                                                    B305,914            3/30/77
---------------------------------------------------------------------------------------------------------
     Benelux       K                                                    346,402             3/31/77
---------------------------------------------------------------------------------------------------------
     Canada        K                                                    238,455             12/21/79
---------------------------------------------------------------------------------------------------------
      China        K                                                   1,066,165            7/28/97
---------------------------------------------------------------------------------------------------------
     Denmark       K                                                   1193-1962            6/23/62
---------------------------------------------------------------------------------------------------------
     Germany       K                                                   1,015,250            3/11/81
---------------------------------------------------------------------------------------------------------
      Japan        K                                                   1,894,852            4/25/86
---------------------------------------------------------------------------------------------------------
    Singapore      K                                                    2769/89              5/4/89
---------------------------------------------------------------------------------------------------------
     Sweden        K                                                    160,278              8/5/77
---------------------------------------------------------------------------------------------------------
   Switzerland     K                                                    287,764             3/22/77
---------------------------------------------------------------------------------------------------------
     Taiwan        K                                                    326,751             5/15/86
---------------------------------------------------------------------------------------------------------
      U.K.         K & Design                                          1,076,481            3/31/77
---------------------------------------------------------------------------------------------------------
      U.S.         K & Design                                          1,007,572            3/25/75
---------------------------------------------------------------------------------------------------------
    Germany        K & KNOWLES                                          990,965             9/26/79
---------------------------------------------------------------------------------------------------------
    Australia      KEMAR                                                A281,980            9/24/74
---------------------------------------------------------------------------------------------------------
     Benelux       KEMAR                                                328,349             9/27/74
---------------------------------------------------------------------------------------------------------
     Canada        KEMAR                                                208,322             7/18/75
---------------------------------------------------------------------------------------------------------
     Denmark       KEMAR                                               3026-1975             8/1/75
---------------------------------------------------------------------------------------------------------
     Germany       KEMAR                                                944,946             5/26/76
---------------------------------------------------------------------------------------------------------
      Japan        KEMAR                                               1,269,088            5/16/77
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
     COUNTRY                             MARK                           REG. NO.         REGISTERED
---------------------------------------------------------------------------------------------------------
     Sweden        KEMAR                                                 151,144            4/5/75
---------------------------------------------------------------------------------------------------------
   Switzerland     KEMAR                                                 273,844           9/27/74
---------------------------------------------------------------------------------------------------------
      U.K.         KEMAR                                                1,035,813          9/25/74
---------------------------------------------------------------------------------------------------------
      U.S.         KEMAR                                                1,020,978          9/23/75
---------------------------------------------------------------------------------------------------------
    Argentina      KNOWLES                                              1,656,708          6/26/68
---------------------------------------------------------------------------------------------------------
     Brazil        KNOWLES                                               450,715           6/13/72
---------------------------------------------------------------------------------------------------------
      China        KNOWLES                                               887,679          10/21/96
---------------------------------------------------------------------------------------------------------
      China        KNOWLES                                               890,170          10/28/96
---------------------------------------------------------------------------------------------------------
     Denmark       KNOWLES                                              1837-1963          8/17/63
---------------------------------------------------------------------------------------------------------
     France        KNOWLES                                              1,567,459          12/5/89
---------------------------------------------------------------------------------------------------------
     Germany       KNOWLES                                               767,970          11/30/62
---------------------------------------------------------------------------------------------------------
      Italy        KNOWLES                                               435,877           6/23/86
---------------------------------------------------------------------------------------------------------
      Japan        KNOWLES                                               602,744          12/24/62
---------------------------------------------------------------------------------------------------------
      Korea        KNOWLES                                               335,547           3/20/96
---------------------------------------------------------------------------------------------------------
     Malaysia      KNOWLES                                              89/02647           5/5/89
---------------------------------------------------------------------------------------------------------
    Singapore      KNOWLES                                               2770/89           5/4/89
---------------------------------------------------------------------------------------------------------
     Taiwan        KNOWLES                                               326,747           5/15/86
---------------------------------------------------------------------------------------------------------
      U.S.         KNOWLES                                               743,319           1/8/63
---------------------------------------------------------------------------------------------------------
      China        KNOWLES (Block & Script)                              890,169          10/28/96
---------------------------------------------------------------------------------------------------------
      China        KNOWLES (Block & Script)                              887,678          10/21/96
---------------------------------------------------------------------------------------------------------
      U.K.         KNOWLES (Stylized)                                    848,916           5/10/63
---------------------------------------------------------------------------------------------------------

                           KNOWLES ELECTRONICS, INC.

                             TRADEMARK APPLICATIONS

---------------------------------------------------------------------------------------------------------
 COUNTRY                                 MARK                         APPL. NO.         FILED
---------------------------------------------------------------------------------------------------------
   U.S.            DELTEK                                             75-216,968        12/23/96
---------------------------------------------------------------------------------------------------------
   U.S.            DELTEK and design                                  75-216,785        12/23/96
---------------------------------------------------------------------------------------------------------
  Canada           DELTEK                                              827,586          11/1/96
---------------------------------------------------------------------------------------------------------
 European
Community          DELTEK                                              405,255          11/11/96
---------------------------------------------------------------------------------------------------------
 Malaysia          K                                                   89/02648          5/5/89
---------------------------------------------------------------------------------------------------------
   U.S.            EMKAY                                               NONE YET          6/2/99
---------------------------------------------------------------------------------------------------------
   U.S.            EMKAY & DESIGN                                      NONE YET          6/2/99
---------------------------------------------------------------------------------------------------------
 European          EMKAY                                               1175959          5/18/99
Community
---------------------------------------------------------------------------------------------------------
 European          EMKAY & DESIGN                                      1179415          5/18/99
Community
---------------------------------------------------------------------------------------------------------
  Taiwan           EMKAY                                               88026111         5/29/99
---------------------------------------------------------------------------------------------------------
  Taiwan           EMKAY & DESIGN                                      88026103         5/29/99
---------------------------------------------------------------------------------------------------------
  China            EMKAY                                              NONE YET         Filing in
                                                                                        Progress
---------------------------------------------------------------------------------------------------------
  China            EMKAY & DESIGN                                     NONE YET         Filing in
                                                                                        Progress
---------------------------------------------------------------------------------------------------------
Australia          KNOWLES (Stylized)                                  755,849          2/24/98
---------------------------------------------------------------------------------------------------------

                                                                  Annex 1 to the
                                                              Security Agreement

                        LOCKBOX AND DEPOSITORY AGREEMENT dated as of
                [          ], among [Name of Grantor], a [       ] corporation
                (the "Grantor"), THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as Administrative Agent (in such capacity, the "Administrative Agent") for the Secured Parties (such term, and each other capitalized term used but not defined herein, having the meaning given it in the Security
                Agreement referred to below) and [                     ], a
                [                         ] banking corporation (the
                "Sub-Agent").


         A. Reference is made to (a) the Credit Agreement dated as of June 28, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Parent Borrower, the lenders from time to time party thereto (the "Lenders"), Chase, as Administrative Agent for the Lenders, Swingline Lender and as issuing bank (in such capacity, the "Issuing Bank") and Morgan Stanley Senior Funding, Inc., as Syndication Agent, (b) the Parent Guarantee Agreement dated as of June 30, 1999 (as amended, supplemented or otherwise modified from time to time, the "Parent Guarantee Agreement"), between the Parent Borrower and the Administrative Agent and (c) the Subsidiary Guarantee Agreement dated as of June 30, 1999 (as amended, supplemented or otherwise modified from time to time, the "Subsidiary Guarantee Agreement"; and, collectively with the Parent Guarantee Agreement, the "Guarantee Agreements"), among the Subsidiary Guarantors and the Administrative Agent.

         B. The Sub-Agent has agreed to act as collection sub-agent of the Administrative Agent to receive and forward payments with respect to the Accounts Receivable and Inventory on the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, the parties hereto agree as follows:

         1   The Administrative Agent hereby appoints the Sub-Agent as its collection sub-agent under the Security Agreement and authorizes the Sub-Agent, on the terms and subject to the conditions set forth herein, to receive payments in respect of Collateral consisting of Accounts Receivable and Inventory.

         2   The Sub-Agent has established and shall maintain deposit account
number [        ] (including all subaccounts thereof) for the benefit of the
Administrative Agent (such account being called the "Collection Deposit Account"). The Collection Deposit Account shall be designated with the title
"The Chase Manhattan Bank, as Administrative Agent under the [        ]
Security Agreement dated as of [        ]" (or a similar title).  [Subject to
the Sub-Agent's Terms for Remittance Banking (Lockbox) Services attached hereto as Exhibit A, to the extent that the terms thereof relate to procedures or fees and to the extent not inconsistent with the terms hereof,] all payments
received by the Sub-Agent in Lockbox Number [         ] and [         ] or any
replacements in respect thereof (the "Lockboxes") shall be promptly deposited in the Collection Deposit Account and shall not be commingled with other funds. All funds at any time on deposit in the Collection Deposit Account shall be held by the Sub-Agent for application in accordance with the terms of this Agreement. The Sub-Agent agrees to give the Administrative Agent prompt notice if the Collection Deposit Account shall become subject to any writ, judgment, warrant of attachment, execution or similar process. As security for the payment and performance of the Obligations, the Grantor hereby confirms and pledges, assigns and transfers to the Administrative Agent, and hereby creates and grants to the Administrative Agent, a security interest in the Collection Deposit Account, all property and assets held therein and all Proceeds thereof.

         3   The Collection Deposit Account shall be under the sole dominion and control of the Administrative Agent, who shall possess all right, title and interest in all of the items from time to time in the Collection Deposit Account and their Proceeds. The Sub-Agent shall be the Administrative Agent's agent for the purpose of holding and collecting such items and their Proceeds. Neither the Grantor nor any Person or entity claiming by, through or under the Grantor shall have any right, title or interest in, or control over the use of, or any right to withdraw any amount from, the Collection Deposit Account, except that the Administrative Agent shall have the right to withdraw amounts from the Collection Deposit Account. The Sub-Agent shall be entitled to rely on, and shall act in accordance with, all instructions given to it by the Administrative Agent with respect to the Collection Deposit Account. The Administrative Agent shall have the sole power to agree with the Sub-Agent as to specifications for Lockbox services.

         4   Upon receipt of written, telecopy or telephonic notice (which, in the case of telephonic notice, shall be promptly confirmed in writing or by telecopy) from the Administrative Agent, the Sub-Agent shall, if so directed in such notice (subject to the Sub-Agent's right to request that the Administrative Agent furnish, in form satisfactory to the Sub-Agent, signature cards and/or other appropriate documentation), promptly transmit or deliver to the Administrative Agent at the office specified in paragraph 12 hereof (or such other office as the Administrative Agent shall specify) (a) all funds, if any, then on deposit in, or otherwise to the credit of, the Collection Deposit Account (provided that funds on deposit that are subject to collection may be transmitted promptly upon availability for withdrawal), (b) all checks, drafts and other instruments for the payment of money received in the Lockboxes and in the possession of the Sub-Agent, without depositing such checks, drafts or other instruments in the Collection Deposit Account or any other account and
(c) any checks, drafts and other instruments for the payment of money received in the Lockboxes by the Sub-Agent after such notice, in whatever form received, provided that the Sub-Agent may retain a reasonable reserve in a separate deposit account with the Sub-Agent in respect of unpaid fees and amounts which may be subject to collection.

         5 The Sub-Agent is hereby instructed and authorized to transfer by wire transfer or Automated Clearing House ("ACH") from the Collection Deposit Account all funds that are from time to time deposited or otherwise credited to such account (after such funds become available to the Sub-Agent, either through the Federal Reserve System or other clearing mechanism used by the Sub-Agent's branch and to the extent such funds exceed $[1,000]), to such account as the Administrative Agent may from time to time direct, provided that, unless the Administrative Agent otherwise instructs, no such transfer shall be required if such transfer would result in the transfer of an amount less than $[1,000]. Unless otherwise directed by the Administrative Agent, such funds shall be transferred on each business day by wire transfer or ACH and shall be identified as follows:

                 The Chase Manhattan Bank
                 ABA Number
                 For credit to The Chase Manhattan Bank, New York, NY 10017 Account Number
                 Re:[        ] Cash Collateral Account

         These transfer instructions and authorizations may not be amended, altered or revoked by the Grantor without the prior written consent of the Administrative Agent. The Administrative Agent, however, shall have the right to amend or revoke these transfer instructions and authorizations at any time without the consent of the Grantor.

         6   The Sub-Agent shall furnish the Administrative Agent with monthly statements setting forth the amounts deposited in the Collection Deposit Account and all transfers and withdrawals therefrom, and shall furnish such other information at such times as shall be reasonably requested by the Administrative Agent.

         7   The fees for the services of the Sub-Agent shall be mutually agreed upon between the Grantor and the Sub-Agent and shall be the obligation of the Grantor; provided, however, that, notwithstanding the terms of any agreement under which the Collection Deposit Account shall have been established with the Sub-Agent, the Grantor and the Sub-Agent agree not to terminate such Collection Deposit Account for any reason (including the failure of the Grantor to pay such fees) for so long as this Agreement shall remain in effect (it being understood that the foregoing shall not be construed to prohibit the resignation of the Sub-Agent in accordance with paragraph 9 below). Neither the Administrative Agent nor the Secured Parties shall have any liability for the payment of any such fees. The Sub-Agent may perform any of its duties hereunder by or through its agents, officers or employees.

         8 The Sub-Agent hereby represents and warrants that (a) it is a banking corporation duly organized, validly existing and in good standing under
the laws of [                 ] and has full corporate power and authority
under such laws to execute, deliver and perform its obligations under this Agreement and (b) the execution, delivery and performance of this Agreement by the Sub-Agent have been duly and effectively authorized by all necessary corporate action and this Agreement has been duly executed and delivered by the Sub-Agent and constitutes a valid and binding obligation of the Sub-Agent enforceable in accordance with its terms.

         9 The Sub-Agent may resign at any time as Sub-Agent hereunder by delivery to the Administrative Agent of written notice of resignation not less than thirty days prior to the effective date of such resignation. The Sub-Agent may be removed by the Administrative Agent at any time, with or without cause, by written, telecopy or telephonic notice (which, in the case of telephonic notice, shall be promptly confirmed in writing or by telecopy) of removal delivered to the Sub-Agent. Upon receipt of such notice of removal, or delivery of such notice of resignation, the Sub-Agent shall (subject to the Sub-Agent's right to request that the Administrative Agent furnish, in form satisfactory to the Sub-Agent, signature cards and/or other appropriate documentation), promptly transmit or deliver to the Administrative Agent at the office specified in paragraph 12 (or such other office as the Administrative Agent shall specify) (a) all funds, if any, then on deposit in, or otherwise to the credit of, the Collection Deposit Account (provided that funds on deposit that are subject to collection may be transmitted promptly upon availability for withdrawal), (b) all checks, drafts and other instruments for the payment of money received in the Lockboxes and in the possession of the Sub-Agent, without depositing such checks, drafts or other instruments in the Collection Deposit Account or any other account and (c) any checks, drafts and other instruments for the payment of money received in the Lockboxes by the Sub-Agent after such notice, in whatever form received.

         10   The Grantor consents to the appointment of the Sub-Agent and agrees that the Sub-Agent shall incur no liability to the Grantor as a result of any action taken pursuant to an instruction given by the Administrative Agent in accordance with the provisions of this Agreement. The Grantor agrees to indemnify and defend the Sub-Agent against any loss, liability, claim or expense (including reasonable attorneys' fees) arising from the Sub-Agent's entry into this Agreement and actions taken hereunder, except to the extent resulting from the Sub-Agent's gross negligence or willful misconduct.

         11   The term of this Agreement shall extend from the date hereof until the earlier of (a) the date on which the Sub-Agent has been notified in writing by the Administrative Agent that the Sub-Agent has no further duties under this Agreement and (b) the date of termination specified in the notice of removal given by the Administrative Agent, or notice of resignation given by the Sub-Agent, as the case may be, pursuant to paragraph 9. The obligations of the Sub-Agent contained in the last sentence of paragraph 9 and in paragraph 15, and the obligations of the Grantor contained in paragraphs 7 and 10, shall survive the termination of this Agreement.

         12   All notices and communications hereunder shall be in writing and shall be delivered by hand or by courier service, mailed by certified or registered mail or sent by telecopy (except where telephonic instructions or notices are authorized herein) and shall be effective on the day on which received (a) in the case of the Administrative Agent, to The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017, Attention of [Collateral Monitoring Department], and (b) in the case of the Sub-Agent, addressed to
[                  ], Attention of [                 ].  For purposes of this
Agreement, any officer of the Administrative Agent shall be authorized to act, and to give instructions and notices, on behalf of the Administrative Agent hereunder.

         13   The Sub-Agent will not assign or transfer any of its rights or obligations hereunder (other than to the Administrative Agent) without the prior written consent of the other parties hereto, and any such attempted assignment or transfer shall be void.

         14   Except as provided in paragraph 5 above, this Agreement may be amended only by a written instrument executed by the Administrative Agent, the Sub-Agent and the Grantor, acting by their duly authorized representative officers.

         15   Except as otherwise provided in the Credit Agreement with respect to rights of set off available to the Sub-Agent in its capacity as a Lender (if and so long as the Sub-Agent is a Lender thereunder), the Sub-Agent hereby irrevocably waives any right to set off against, or otherwise deduct from, any funds held in the Collection Deposit Account and all items (and Proceeds thereof) that come into its possession in connection with the Collection Deposit Account any indebtedness or other claim owed by the Grantor or any affiliate thereof to the Sub-Agent; provided, however, that this paragraph shall not limit the ability of the Sub-Agent to, and the Sub-Agent may, (a) exercise any right to set off against, or otherwise deduct from, any such funds to the extent necessary for the Sub-Agent to collect any fees owed to it by the Grantor in connection with the Collection Deposit Account, (b) charge back and net against the Collection Deposit Account any returned or dishonored items or other adjustments in accordance with the Sub-Agent's usual practices and (c)
(i) establish the reserves contemplated in paragraph 4 in respect of unpaid fees and amounts which may be subject to collection and (ii) transfer funds in respect of such reserves from the Collection Deposit Account to the separate deposit account with the Sub-Agent as contemplated in paragraph 4.

         16   This Agreement shall inure to the benefit of and be binding upon the Administrative Agent, the Sub-Agent, the Grantor and their respective permitted successors and assigns.

         17   This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

         18   EXCEPT TO THE EXTENT THE LAWS OF THE STATE OF [          ]
GOVERN THE COLLECTION DEPOSIT ACCOUNT, THIS

AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         19   The Sub-Agent shall be an independent contractor.  This Agreement does not give rise to any partnership, joint venture or fiduciary relationship.

         20   In the event any one or more of the provisions contained in this
Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.


                            [Name of Grantor],

                               by
                                 ------------------------------------------
                                   Name:
                                   Title:


                            THE CHASE MANHATTAN BANK,
                            as Administrative Agent,

                               by
                                 ------------------------------------------
                                   Name:
                                   Title:


                            [Sub-Agent],
                               by
                                 ------------------------------------------

                                   Name:
                                   Title:

                                                                 Annex 2 to the
                                                             Security Agreement



                                   [Form Of]
                             PERFECTION CERTIFICATE


         Reference is made to (a) the Credit Agreement dated as of June 28, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Knowles Electronics, Inc. (the "Parent Borrower"), the lenders from time to time party thereto (the "Lenders"), The Chase Manhattan Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), Swingline Lender and as issuing bank (in such capacity, the "Issuing Bank") and Morgan Stanley Senior Funding, Inc., as Syndication Agent and (b) the Guarantee Agreement dated as of June 30, 1999 (as amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement"), among the Subsidiary Guarantors and the Administrative Agent.

         The undersigned, a Financial Officer and a Legal Officer, respectively, of the Parent Borrower, hereby certify to the Administrative Agent and each other Secured Party as follows:

         1. Names. (a) The exact corporate name of each Grantor, as such name appears in its respective certificate of incorporation, is as follows:

         (b) Set forth below is each other corporate name each Grantor has had in the past five years, together with the date of the relevant change:

         (c) Except as set forth in Schedule 1 hereto, no Grantor has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.

         (d) The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

         (e) Set forth below is the Federal Taxpayer Identification Number of each Grantor:

         2. Current Locations. (a) The chief executive office of each Grantor is located at the address set forth opposite its name below:

Grantor           Mailing Address          County           State



         (b) Set forth below opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any Accounts Receivable (with each location at which chattel paper, if any, is kept being indicated by an "*"):

Grantor           Mailing Address          County           State



         (c) Set forth below opposite the name of each Grantor are all the places of business of such Grantor not identified in paragraph (a) or (b) above:

Grantor           Mailing Address          County           State



         (d) Set forth below opposite the name of each Grantor are all the locations where such Grantor maintains any Collateral not identified above:

Grantor           Mailing Address          County           State



         (e) Set forth below opposite the name of each Grantor are the names and addresses of all Persons other than such Grantor that have possession of any of the Collateral of such Grantor:

Grantor           Mailing Address          County           State

         3. Unusual Transactions. All Accounts Receivable have been originated by the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business.

         4. File Search Reports. Attached hereto as Schedule 4(A) are true copies of file search reports from the Uniform Commercial Code filing offices where filings described in Section 3.19 of the Credit Agreement are to be made. Attached hereto as Schedule 4(B) is a true copy of each financing statement or other filing identified in such file search reports.

         5. UCC Filings. Duly signed financing statements on Form UCC-1 in substantially the form of Schedule 5 hereto have been prepared for filing in the Uniform Commercial Code filing office in each jurisdiction where a Grantor has Collateral as identified in Section 2 hereof.

         6. Schedule of Filings. Attached hereto as Schedule 6 is a schedule setting forth, with respect to the filings described in Section 5 above, each filing and the filing office in which such filing is to be made.

         7. Filing Fees. All filing fees and taxes payable in connection with the filings described in Section 5 above have been paid.

         8. Stock Ownership. Attached hereto as Schedule 8 is a true and correct list of all the duly authorized, issued and outstanding stock of each Subsidiary and the record and beneficial owners of such stock. Also set forth on
Schedule 8 is each equity Investment of the Parent Borrower and each Subsidiary that represents 50% or less of the equity of the entity in which such investment was made.

         9. Notes. Attached hereto as Schedule 9 is a true and correct list of all notes held by the Parent Borrower and each Subsidiary and all intercompany notes between the Parent Borrower and each Subsidiary of the Parent Borrower and between each Subsidiary of the Parent Borrower and each other such Subsidiary.

         10. Advances. Attached hereto as Schedule 10 is (a) a true and correct list of all advances made by the Parent Borrower to any Subsidiary of the Parent Borrower or made by any Subsidiary of the Parent Borrower to the Parent Borrower or any other Subsidiary of the Parent Borrower, which advances will be on and after the date hereof evidenced by one or more intercompany notes pledged to the Administrative Agent under the Pledge Agreement, and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to the Parent Borrower or any Subsidiary of the Parent Borrower.

         11. Mortgage Filings. Attached hereto as Schedule 11 is a schedule setting forth, with respect to each Mortgaged Property, (i) the exact corporate name of the corporation that owns such property as such name appears in its certificate of incorporation, (ii) if different from the name identified pursuant to clause (i), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause and (iii) the filing office in which a Mortgage with respect to such property must be filed or recorded in order for the Administrative Agent to obtain a perfected security interest therein.

         IN WITNESS WHEREOF, the undersigned have duly executed this certificate
on this [   ] day of [         ].


                           [        ],

                                   by
                                     --------------------------------------

                                   Name:
                                   Title:   [Financial
                                            Officer]


                                   by
                                     ---------------------------------------

                                   Name:
                                   Title:   [Legal Officer]

                                                                  Annex 3 to the
                                                              Security Agreement

                           SUPPLEMENT NO. __ dated as of             , to the
                  Security Agreement dated as of June 30, 1999, among KNOWLES ELECTRONICS, INC., a Delaware corporation (the "Parent Borrower"), each subsidiary of the Parent Borrower listed on
                  Schedule I hereto (each such subsidiary individually a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors"; the Subsidiary Guarantors and the Parent Borrower are referred to collectively herein as the "Grantors") and THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as administrative agent (in such capacity, the "Administrative Agent") for the Secured Parties (as defined herein).

         A. Reference is made to (a) the Credit Agreement dated as of June 28, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Parent Borrower, the lenders from time to time party thereto (the "Lenders"), Chase, as Administrative Agent for the Lenders, Swingline Lender and as issuing bank (in such capacity, the "Issuing Bank") and Morgan Stanley Senior Funding, Inc., as Syndication Agent, (b) the Parent Guarantee Agreement dated as of June 30, 1999 (as amended, supplemented or otherwise modified from time to time, the "Parent Guarantee Agreement"), between the Parent Borrower and the Administrative Agent and (c) the Subsidiary Guarantee Agreement dated as of June 30, 1999 (as amended, supplemented or otherwise modified from time to time, the "Subsidiary Guarantee Agreement"; and, collectively with the Parent Guarantee Agreement, the "Guarantee Agreements"), among the Subsidiary Guarantors and the Administrative Agent.

         B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and the Credit Agreement.

         C. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Section 7.15 of Security Agreement provides that additional Subsidiaries of the Parent Borrower may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Grantor") is executing this Supplement in accordance with the requirements of the Credit

Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

         Accordingly, the Administrative Agent and the New Grantor agree as follows:

         SECTION 1. In accordance with Section 7.15 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Obligations (as defined in the Security Agreement), does hereby create and grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Grantor's right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Grantor. Each reference to a "Grantor" in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

         SECTION 2. The New Grantor represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

         SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

         SECTION 4. The New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Grantor and (b) set forth under its signature hereto, is the true and correct location of the chief executive office of the New Grantor.

         SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

         SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Security Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature below.

         SECTION 9. The New Grantor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

         IN WITNESS WHEREOF, the New Grantor and the Administrative Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.


                         [Name Of New Grantor],

                            by
                              -----------------------------------
                               Name:
                               Title:
                               Address:


                         THE CHASE MANHATTAN BANK, as
                         Administrative Agent,

                            by
                              --------------------------------------
                               Name:
                               Title:

                                                                      SCHEDULE I
                                                     to Supplement No.___ to the
                                                              Security Agreement



                             LOCATION OF COLLATERAL



         Description                             Location
         -----------                             --------